Note 13 - Stock-based Compensation	12 Months Ended
Oct. 31, 2022
Statement Line Items [Line Items]
Disclosure of share-based payment arrangements [text block]
13.	Stock-based compensation:

Equity-settled stock options:

The Bank has a stock option plan for its employees and officers. Options are granted at an exercise price set at the closing market price of the Bank’s common shares on the day preceding the date on which the option is granted and are exercisable within five years of issue. Options are usually granted with graded vesting terms. One third vests on the first anniversary of the grant date, one third vests on the second anniversary of the grant date, and one third vests on the third anniversary of the grant date.

	2022		2021
		Weighted		Weighted
	Number of	average	Number of	average
	options	exercise price	options	exercise price

Outstanding, beginning of period	40,000	$7.00	42,017	$10.73
Granted	971,707	15.90	-	-
Exercised	-	-	-	-
Forfeited/cancelled	(45,941)	15.90	-	-
Expired	-	-	(2,017)	10.73

Outstanding, end of period	965,766	$15.53	40,000	$7.00

For the year ended October 31, 2022, the Bank recognized stock-based compensation expense of $1.5 million (2021 - $nil) related to the estimated fair value of options granted. The fair value of the 971,707 stock options granted over the course of the current fiscal year was estimated at the grant dates using the Black-Scholes valuation model and the following input assumptions: risk-free rate of 1.39%, expected option life of 3.5 years, expected volatility of 29.5%, expected annual dividends of 0.64% and a forfeiture rate of 2.0%. The weighted average of the fair value of the stock options granted in the year was estimated at $3.03 per share. As at October 31, 2022, 40,000 common share stock options were fully vested and exercisable at $7.00 per share and expire in October 2023.